                                                                   EXHIBIT 10.12


                 CONSOLIDATING REGISTRATION RIGHTS AGREEMENT


         This Agreement dated as of June 3, 1993, is entered into by and among Best Programs, Inc., a Virginia corporation (the "Company") PNC Capital Corp., a Delaware corporation ("PNC"), Edison Venture Fund L.P., a Delaware limited partnership ("Edison"), Dorothy T. Webb Family Trust, a trust, Petersen Irrevocable Trust for Nieces and Nephews, a trust, Petersen Irrevocable Trust for James Mitchell Petersen, a trust (each a "Trust" and collectively the "Trusts"), Dorothy T. Webb, an individual ("Webb"), and James F. Petersen, an individual ("Petersen"); (PNC, Edison, each Trust, Webb and Petersen are sometimes referred to individually herein as a "Rights Holder" and collectively as the "Rights Holders").

                             W I T N E S S E T H:

         WHEREAS, Edison, the Trusts and Petersen are the owners of certain shares of Common Stock, no par value, of the Company (the "Common Stock");

         WHEREAS, Edison is the owner of certain shares of Class A Preferred Stock, $0.01 par value per share of the Company (the "Class A Preferred Stock");

         WHEREAS, Webb and Petersen hold options to purchase Common Stock (the "Options");

         WHEREAS, PNC is the owner of a warrant to purchase Common Stock (the "Warrant"); and

         WHEREAS, Edison, the Trusts, Webb and Petersen have certain registration rights with respect to Common Stock pursuant to a Shareholders' Agreement dated as of October 26, 1988, as amended (the "1988 Agreement");

         WHEREAS, PNC has certain registration rights with respect to Common Stock pursuant to a Registration Rights Agreement dated March 24, 1993 (the "1993 Agreement"); and

         WHEREAS, the Company and the Rights Holders desire to consolidate their registration rights in a single agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                 "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 "Common Stock" means the common stock, no par value per share, of the Company.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                 "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                 "Registration Expenses" means the expenses described in
Section 5.

                 "Registration Expenses" means (i) the shares of Common Stock held by Edison (except for 38,676 shares of Common Stock held by Edison on the date hereof), the Trusts and Petersen on the date hereof, (ii) the shares of Common Stock issued or issuable upon exercise of Options held on the date hereof by Petersen or Webb, (iii) the shares of Common Stock issued or issuable upon conversion of the Class A Preferred Stock, (iv) the shares of Common Stock issued or issuable upon the exercise of the Warrant and (v) any other shares of Common Stock issued in respect of such shares described in (i)-(iv) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement, Section 4(l) of the Securities Act or Rule 144 under the Securities Act, (ii) at such time as they are eligible for sale by the holder pursuant to Rule 144(k) under the Securities Act, or (iii) upon any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall





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include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

                 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                 "Stockholders" means the Rights Holders and any persons or entities to whom the rights granted under this Agreement are transferred by any Rights Holders, their successors or assigns pursuant to Section 14 hereof.

      2. Termination of Prior Registration Rights Provisions. The Company, Edison, each Trust, Webb and Petersen hereby acknowledge and agree that Section 3 of the 1988 Agreement is hereby terminated in its entirety and shall be of no further force and effect. The Company and PNC hereby acknowledge and agree that the 1993 Agreement is hereby terminated in its entirety and shall be of no further force and effect.

      3.         Incidental Registration.

                 (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use reasonable good faith efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale of other disposition in accordance with the intended methods of distribution specified in the Company's written notice to the Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

                 (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If any Stockholder disapproves of the terms of any such underwriting, the Stockholder may, anytime prior to entering into a binding commitment to participate in the underwriting,





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
elect to withdraw therefrom by written notice to the Company and the managing underwriter. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the Stockholders and persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 9 hereof shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares who have requested to be included, then the holders of Registrable Shares have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereunto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable good faith efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall, subject to its rights under Section 3(a) above to postpone or withdraw such registration:

                 (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable good faith efforts to cause that Registration Statement to become and remain effective;

                 (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

                 (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the





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prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonable request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                 (d) as expeditiously as possible use its reasonable good faith efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities of Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary of final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

         5. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this
Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses (up to an aggregate of $ 20,000) of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).





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         6.      Indemnification and Contribution.

                 (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller of underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities,(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                 (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any





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untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company in an instrument duly executed by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

                 (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting there from; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                 (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any





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
case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment of decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         7. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement.

         9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of PNC (if it then holds Registrable Shares) and other Stockholders holding at





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
least 51% of the Registrable Shares (including any Registrable Shares owned by PNC), enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration.

         10. Rule 144 Requirements. The Company agrees, upon the request of any Stockholder, to make available to such Stockholder and to any prospective transferee of any Registrable Shares of such Stockholder the information concerning the Company described in Rule 144A(d)(4) under the Securities Act. After the earliest of (i) the closing of the sale of securities of the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                 (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                 (b) use its reasonable good faith efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                 (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         11. Termination. All of the Company's obligations to register Registrable Shares held by Stockholders other than PNC under this Agreement shall terminate on the fifth anniversary of this Agreement.





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         12.     Transfers of Rights.

                 (a) The rights granted to a Stockholder under this Agreement may be transferred by such Stockholder to another person or entity that is then a Stockholder, to any affiliate of the Company or to any person or entity acquiring the lesser of (i) all of the Registrable Shares held by such Stockholder or (ii) 30,000 of the Registrable Shares (as adjusted for stock splits, stock dividends, recapitalization or similar events).

                 (b) Any transferee (other than a Rights Holder) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee identifies itself, gives the Company notice of the transfer of such rights, indicates the Registrable Shares owned by it and agrees to be bound by the obligations imposed upon Stockholders under this Agreement.

                 (c) A transferee to whom rights are transferred pursuant to this Section 13 may not again transfer such rights to any other person or entity, other than as provided in paragraphs (a) or (b) above.

                 (d) Notwithstanding anything to the contrary herein, (i) any Stockholder which is a partnership or corporation may transfer rights granted to such Stockholder under this Agreement to any partner or stockholder thereof to whom Registrable Shares are transferred and who delivers to the Company a written instrument in accordance with paragraph (b) above which contains a representation that the transfer is exempt from registration under the Securities Act and (ii) any Stockholder who is an individual may transfer the rights granted to such Stockholder under this Agreement to any trust for the benefit of members of such Stockholder's family to whom Registrable Shares are transferred and who delivers to the Company written instrument in accordance with paragraph (b) above which contains a representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such partner, or stockholder or trust shall be deemed a Stockholder for purposes of this Agreement and may again transfer such rights to any other person or entity which acquires Registrable Shares from such partner, stockholder or trust, in accordance with, and subject to, the provisions of paragraphs (a), (b) and (c) above.

                 (e) Except as provided in this Section 12, no party to this Agreement may transfer or assign any of its rights hereunder.




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         13.     General.

                 (a)      Notices.   All notices, requests, consents, and other
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at 11413 Isaac Newton Square, Reston, Virginia 22090, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Rights Holders, with a copy to David Sylvester, hale and Door, 1455 Pennsylvania Avenue, N.W., Suite 1000, Washington, D.C. 20004; or

         If to a Stockholder, at his or its address set forth below after his or its signature, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder.

         Notices provided in accordance with this Section 13(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

                 (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect tot the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                 (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and PNC (if it then holds Registrable Shares) and other Stockholders holding at least 51% of the Registrable Shares (including any Registrable Shares owned by PNC); provided, that this Agreement may be amended with the consent of the holders of less that all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or providing of the Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                 (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                 (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of any other provision of this Agreement.

                 (f) Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         Executed as of the date first written above.

                                  COMPANY,

                                  BEST PROGRAMS, INC.

                                  By: /s/ JAMES F. PETERSEN
                                     ---------------------------------
                                  Name: James F. Petersen
                                       -------------------------------
                                  Title: President
                                        ------------------------------

                                  RIGHTS HOLDERS:

                                  PNC CAPITAL CORP.

                                  By: /s/ PETER V. DEL PRESTO
                                     ---------------------------------
                                  Name: Peter V. Del Presto
                                       -------------------------------
                                  Title: Vice President
                                        ------------------------------

                                  EDISON VENTURE FUND L.P.

                                  By: /s/ JOHN H. MARTINSON
                                     ---------------------------------
                                  Name: John H. Martinson
                                       -------------------------------
                                  Title: General Partner
                                         of Edison Partners L.P.
                                         and Edison Ventures Fund L.P.
                                        ------------------------------





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
                                  DOROTHY T. WEBB FAMILY TRUST

                                  By: /s/ DOROTHY T. WEBB
                                     ---------------------------------
                                  Name: Dorothy T. Webb
                                       -------------------------------
                                  Title: Trustee
                                        ------------------------------

                                  PETERSEN IRREVOCABLE TRUST FOR
                                  NIECES AND NEPHEWS

                                  By: /s/ BURTEN A. PETERSEN
                                     ---------------------------------
                                  Name: Burten A. Petersen
                                       -------------------------------
                                  Title: Trustee
                                        ------------------------------

                                  PETERSEN IRREVOCABLE TRUST FOR JAMES
                                  MITCHELL PETERSEN

                                  By: /s/ BURTEN A. PETERSEN
                                     ---------------------------------
                                  Name: Burten A. Petersen
                                       -------------------------------
                                  Title: Trustee
                                        ------------------------------

                                  /s/ DOROTHY T. WEBB
                                  ------------------------------------
                                  Dorothy T. Webb

                                  /s/ JAMES F. PETERSEN
                                  ------------------------------------
                                  James F. Petersen





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